LIBERTY INTERMEDIATE BOND FUND PROSPECTUS, NOVEMBER 1, 2001,
AS REVISED JULY 29, 2002
--------------------------------------------------------------------------------


CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated



Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS

THE FUND                                                                       2
--------------------------------------------------------------------------------

Investment Goals                                                               2
Principal Investment Strategies                                                2
Principal Investment Risks                                                     3
Performance History                                                            5
Your Expenses                                                                  7


YOUR ACCOUNT                                                                   8
--------------------------------------------------------------------------------

How to Buy Shares                                                              8
Eligible Investors                                                             9
Sales Charges                                                                 10
How to Exchange Shares                                                        10
How to Sell Shares                                                            10
Fund Policy on Trading of Fund Shares                                         12
Other Information About Your Account                                          12


MANAGING THE FUND                                                             15
--------------------------------------------------------------------------------

Investment Advisor                                                            15
Portfolio Manager                                                             15


OTHER INVESTMENT STRATEGIES AND RISKS                                         16
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS                                                          19
--------------------------------------------------------------------------------

----------------------------
Not FDIC   May Lose Value
          ------------------
Insured    No Bank Guarantee
----------------------------

THE FUND
--------------------------------------------------------------------------------


INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks its total return by pursuing current income and opportunities for capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests all of its assets in SR&F Intermediate Bond Portfolio (the Portfolio) as part of a master fund/feeder fund structure. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, including:

    - debt securities issued by the U.S. government; these include U.S. treasury securities and agency securities; agency securities include certain mortgage-backed securities, which represent interests in pools of mortgages,

    -    debt securities of corporations, and

    - mortgage-backed securities and asset-backed securities issued by private (non-governmental) entities.

The Portfolio will invest at least 60% of its net assets in high-quality debt securities that are at the time of purchase:

    -    rated at least A by Standard & Poor's,

    -    rated at least A by Moody's Investors Service, Inc.,

    -    given a comparable rating by another nationally recognized agency, or

    - unrated securities that the advisor believes to be of comparable quality.

The Portfolio may invest up to 20% of its net assets in lower-rated debt securities. These securities are sometimes referred to as "junk bonds" and are at the time of purchase:

    -    rated below BBB by Standard & Poor's,

    -    rated below Baa by Moody's Investors Service, Inc.,

    - given a comparable rating by another nationally recognized rating agency, or

    - unrated securities that the advisor believes to be of comparable quality.

Normally, the Portfolio expects to maintain a dollar-weighted average effective maturity of three to ten years.

The Portfolio seeks to achieve capital appreciation through purchasing bonds that increase in market value. In addition, to a limited extent, the Portfolio may seek capital appreciation by using hedging techniques such as futures and options.

THE FUND


The portfolio manager has wide flexibility to vary the allocation among different types of debt securities based on his judgment of which types of securities will outperform the others. In determining whether to buy or sell securities, the portfolio manager evaluates relative values of the various types of securities in which the Portfolio can invest (e.g., the relative value of corporate debt securities versus mortgage-backed securities under prevailing market conditions), relative values of various rating categories (e.g., relative values of higher-rated securities versus lower-rated securities under prevailing market conditions), and individual issuer characteristics. The portfolio manager may be required to sell portfolio investments to fund redemptions.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Portfolio may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in mortgage-backed securities. Prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment

THE FUND


of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Because the Fund seeks to achieve capital appreciation, you could receive capital gains distributions. See "Other Information About Your Account - Tax Consequences" below.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND


UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

Beginning in 2001, the Fund's benchmark was changed to the Lehman Brothers Aggregate Bond Index (Lehman Aggregate Index), an unmanaged broad-based measure of market performance. Previously, the Fund's returns were compared to the Lehman Brothers Intermediate Government/Credit Bond Index (Lehman Intermediate Index), an unmanaged broad-based measure of market performance. The advisor believes that the Lehman Aggregate Index more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Lehman Aggregate Index, as well as the Fund's previous benchmark, the Lehman Intermediate Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. On July 29, 2002, the Fund's Class S shares were redesignated as Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


CALENDAR YEAR TOTAL RETURNS (CLASS Z)
--------------------------------------------------------------------------------

[BAR CHART]

Year
1992                7.69%
1993                9.17%
1994               -2.55%
1995               16.84%
1996                4.52%
1997                9.29%
1998                6.42%
1999                1.27%
2000               10.77%
2001                9.18%


                                         For period shown in bar chart:
The Fund's year-to-date total return     Best quarter: 2nd  quarter 1995, +5.24%
through June 30, 2002 was +1.84%.        Worst quarter: 1st quarter 1994, -2.19%

THE FUND


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


AVERAGE ANNUAL TOTAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2001

                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Class Z (%)
    Return Before Taxes                      9.18           7.33           7.14
    Return After Taxes on
       Distributions                         6.35           4.51           4.28
    Return After Taxes on
    Distributions  and Sale
       of Fund Shares                        5.55           4.45           4.29
--------------------------------------------------------------------------------
Lehman Aggregate Index (%)                   8.44           7.43           7.23
--------------------------------------------------------------------------------
Lehman Intermediate Index (%)                8.96           7.10           6.81

THE FUND


UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-   $10,000 initial investment

-   5% total return for each year

-   Fund operating expenses remain the same

-   Assumes reinvestment of all dividends and distributions


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                     0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
lesser of purchase price or redemption price)                               0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
amount redeemed, if applicable)                                              (2)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee(3) (%)                                                      0.50
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                   0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                          0.22
--------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                    0.72


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

1 YEAR                  3 YEARS                 5 YEARS                 10 YEARS
  $74                     $230                    $401                    $894


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) There is a $7.50 charge for wiring sale proceeds to your bank.

(3) The Portfolio pays a management fee of 0.35% and the Fund pays an administration fee of 0.15%.

YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf.  To receive the current trading day's price, your financial advisor firm must
                     receive your request prior to the close of the New York
                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the
                     purchase for you.
--------------------------------------------------------------------------------
By check             For new accounts send a completed application and check
(new account)        made payable to the Fund to the transfer agent, Liberty
                     Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By check             For existing accounts fill out and return the additional
(existing account)   investment stub included in your quarterly statement, or
                     send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA
                     02266-8081.
--------------------------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging shares you own in one
                     fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if
                     exchanging from a money market fund. To exchange by
                     telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire              You may purchase shares of the Fund by wiring money from
                     your bank account to your Fund account. To wire funds to
                     your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-422-3737. An electronic funds
                     transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                     prior to your telephone request. Be sure to complete the
                     appropriate section of the application.
--------------------------------------------------------------------------------
Automatic            You can make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account.  You can
                     select a pre-authorized amount to be sent via electronic
                     funds transfer. Be sure to complete the appropriate section of the application for this feature.
--------------------------------------------------------------------------------
Automated dollar     You can purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional cost.
                     You must have a current balance of at least $5,000 in the
                     fund the money is coming from. The designated amount will
                     be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or
                     change the amount of the exchange (subject to the $100
                     minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this
                     feature.
--------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares of the Fund at
                     no additional sales charge. To invest your dividends in the
                     Fund, call 1-800-345-6611.

YOUR ACCOUNT


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Eligible Investors are subject to different minimum investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment

- any shareholder of a former Stein Roe Fund (i) whose shares were redesignated as Class Z shares or who received Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. in exchange for his or her shares in the Stein Roe Fund in connection with a reorganization involving such Stein Roe Fund and the other fund, and
         (ii) who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.;

- any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc., the Fund's distributor;

- any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and

- any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to own shares of any fund distributed by Liberty Funds Distributor, Inc.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of Fund shares and charge such clients an asset-based fee;

- any insurance company, trust company or bank purchasing shares for its own account;

-        any endowment, investment company or foundation; and

- clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates.

No minimum initial investment

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer;

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of

YOUR ACCOUNT


         Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover; and

- clients of the distributor's banking affiliate that meet certain wealth management criteria.

The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


CHOOSING A SHARE CLASS

The Fund offers one class of shares in this prospectus - CLASS Z.

The Fund also offers three additional classes of shares - Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

YOUR ACCOUNT


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "General Redemption Policies" under the section "Purchase and Redemption" in the Statement of Additional Information.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor firm must receive your request prior to
                     the close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.
--------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares of the Fund
                     by exchanging from the Fund into Class Z shares or Class A shares of another fund at no additional cost. To exchange
                     by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares of the Fund
                     by telephone and request that a check be sent to your
                     address of record by calling 1-800-422-3737, unless you
                     have notified the Fund of an address change within the
                     previous 30 days. The dollar limit for telephone sales is
                     $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                     the letter, and signatures must be guaranteed by either a
                     bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries,
                     surviving joint owners and individual retirement account
                     owners. For details, call 1-800-345-6611.

                     Mail your letter of instruction to Liberty Funds Services,
                     Inc., P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By wire              You may sell shares of the Fund and request that the
                     proceeds be wired to your bank. You must set up this
                     feature prior to your telephone request. Be sure to
                     complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                     capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.

YOUR ACCOUNT


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Portfolio holds securities that are traded on foreign exchanges, the value of the Portfolio's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

YOUR ACCOUNT


UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends            Represents interest and dividends earned from securities
                     held by the Portfolio, net of expenses incurred by the
                     Portfolio and the Fund.
--------------------------------------------------------------------------------
Capital gains        Represents net long-term capital gains on sales of
                     securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-   send the check to your address of record

-   send the check to a third party address

-   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

YOUR ACCOUNT


TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Portfolio's investment advisor. Stein Roe is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Stein Roe runs the Portfolio's day-to-day business, including placing all orders for the purchase and sale of the Portfolio's securities. Stein Roe has been an investment advisor since 1932. As of June 30, 2002, Stein Roe managed over $15 billion in assets.

Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. Stein Roe is a registered investment advisor.

For the 2001 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.35% of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------
MICHAEL T. KENNEDY, a senior vice president of Stein Roe, has been portfolio manager of the Portfolio since its inception in 1998 and had been portfolio manager of the Stein Roe Intermediate Bond Fund from 1988 to January, 1998. Mr. Kennedy joined Stein Roe in 1987 and is a chartered financial analyst and a chartered investment counselor.

OTHER INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


UNDERSTANDING THE FUND'S OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and risks are described under "The Fund - Principal Investment Strategies" and "The Fund - Principal Investment Risks." In seeking to meet its investment goals, the Portfolio may also invest in other securities and use certain other investment techniques. These securities and investment techniques offer opportunities and carry various risks.

The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Fund achieve its investment goals. The Fund may not always achieve its investment goals.

Additional information about the Portfolio's securities and investment techniques, as well as the Fund's fundamental and non-fundamental investment policies, is contained in the Statement of Additional Information.


The Fund's principal investment strategies and their associated risks are described above. This section describes other investments the Portfolio may make and the risks associated with them. In seeking to achieve its investment goals, the Portfolio may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.


DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Portfolio may enter into a number of hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Portfolio may use these strategies to adjust the Portfolio's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------
When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.


ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------
Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

OTHER INVESTMENT STRATEGIES AND RISKS


MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------
Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors.

Most mortgage securities are pooled together and structured as pass-throughs. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: Ginnie Mae, Fannie Mae and Freddie Mac. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause the Portfolio to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans to commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

Real estate mortgage investment conduits (REMICs) are multi-class securities that qualify for special tax treatment under the Internal Revenue Code. REMICs invest in certain mortgages that are secured principally by interest in real property such as single family homes.


ZERO COUPON BONDS
--------------------------------------------------------------------------------
Zero coupon bonds do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a deep discount. The value of these securities may fluctuate more than the value of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and distributed to its shareholders.


ILLIQUID INVESTMENTS
--------------------------------------------------------------------------------
The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in public transactions because of Securities and Exchange Commission regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Board of Trustees, certain restricted securities may be deemed liquid and will not be counted towards this 15% limit.

OTHER INVESTMENT STRATEGIES AND RISKS


PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Fund generally intends to purchase securities for long-term investment, although, to a limited extent, it may purchase securities in anticipation of relatively short-term price gains. The Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce the Fund's total return.


INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------
The Fund may lend money to and borrow from other funds advised by the advisor. The Fund will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.


MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------
Unlike mutual funds that directly acquire and manage their own portfolio of securities, the Fund is a "feeder" fund in a "master/feeder" structure. This means that the Fund invests its assets in a larger "master" portfolio of securities, which has investment goals and policies substantially identical to those of the Fund. The investment performance of the Fund depends upon the investment performance of the Portfolio. If the investment policies of the Portfolio and the Fund became inconsistent, the Board of Trustees of the Fund can decide what actions to take. One action the Board of Trustees may recommend is the withdrawal of the Fund's assets from the Portfolio. For more information on the master/feeder fund structure, see the Statement of Additional Information.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last five fiscal years, which run from July 1 to June 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


THE FUND
--------------------------------------------------------------------------------

                                                                            Year ended June 30,
                                                 2001             2000             1999             1998             1997
                                                Class Z          Class Z          Class Z          Class Z          Class Z
Net asset value -
Beginning of period ($)                            8.41             8.63             8.97             8.74             8.58
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

Net investment income(a)                           0.62             0.60             0.56             0.58             0.60
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            0.43            (0.22)           (0.33)            0.23             0.17
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   1.05             0.38             0.23             0.81             0.77
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS ($):

From net investment income                        (0.62)           (0.60)           (0.57)           (0.58)           (0.61)
------------------------------------------------------------------------------------------------------------------------------
Net asset value -
End of period ($)                                  8.84             8.41             8.63             8.97             8.74
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(d)                               12.86             4.62             2.60             9.51             9.31(b)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
NET ASSETS (%):

Expenses                                           0.72             0.72             0.72             0.72             0.73
------------------------------------------------------------------------------------------------------------------------------
Net investment income                              7.14             7.16             6.31             6.51             6.97(b)
------------------------------------------------------------------------------------------------------------------------------
Waiver/reimbursement                                 --               --               --               --             0.02
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          --               --               --              138(c)           210(c)
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           514,068          406,216          431,123          437,456          328,784


(a) Per share data was calculated using average shares outstanding during the period.

(b) Computed giving effect to advisor's expense limitation undertaking.

(c) Prior to commencement of operations of the Portfolio.

(d) Total return at net asset value assuming all distributions reinvested.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Portfolio's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which the Portfolio invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Income Trust: 811-4552

-   Liberty Intermediate Bond Fund



                           [LIBERTY FUNDS LETTERHEAD]


713-01/645K-0702